AGA Financial Forum Miami, FL May 17-20, 2014

2 Management Representatives Carl Chapman – Chairman, President and CEO  Jerry Benkert – Executive VP and CFO *  Susan Hardwick – Senior VP – Finance *  Robert Goocher – Treasurer and VP - Investor Relations Aaron Musgrave – Director, Investor Relations * Effective June 1, 2014, Jerry Benkert will become Executive VP and Chief Administrative Officer and Susan Hardwick will become Senior VP and Chief Financial Officer

3 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2013 annual report on Form 10-K filed on February 20, 2014. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080

Vectren Corporation Overview

- $3+ billion market cap
- Total shareholder return (TSR) goal of 8-10% annually
  - Supported by consistent earnings growth and 54 consecutive years of increasing dividends paid
- Strong credit ratings of A-/A2 at S&P/Moody's

Vectren's Earnings Profile



Nonutility ~20%
Utility ~80%
Current
Next 3-5 Yrs
Gas: ~45%
Electric: ~55%
Gas: ~60%
Electric: ~40%

Financial Targets Supporting TSR Goal



Consistent Earnings Growth of 4-5%
Dividend Yield Currently ~4%
Utility Earnings Growth of 3%
Nonutility Earnings Growth of 10%
Consolidated Payout of +/- 65%
Supported by Utility Payout of ~75%

4

5 Vectren Nonutility Infrastructure Services Energy Services Coal Mining Distribution & Transmission Pipeline Construction Performance Contracting & Sustainable Infrastructure Projects Mines and Sells Coal to Vectren and 3rd Parties Vectren Utility Indiana - Vectren North (Gas) 581,000 Customers Indiana - Vectren South (Electric) 143,000 Customers Indiana - Vectren South (Gas) 111,000 Customers Vectren Ohio (Gas) 316,000 Customers Vectren at a Glance ~1.1 million total utility customers Constructive regulation/ legislation in IN & OH

6 Operating Strategies to Achieve Financial Goals Utility  Execute strategies to achieve annual earnings growth of 3% • Earn allowed returns overall – Earn current returns on large percentage of new infrastructure investments as provided in IN & OH legislation/regulation – Aggressively manage costs through performance management & strategic sourcing – Full gas and partial electric utility lost margin recovery mechanisms in place in all territories • Gas system infrastructure replacement to drive earnings growth, while enhancing reliability and public safety – Reinvest earnings to support growth – no planned public equity offerings – Modest incremental external debt financing requirements – internal cash flow generation remains high Nonutility  Existing portfolio of businesses to target 10% annual earnings growth • Grow and enhance Vectren’s successful infrastructure services business due to strong demand in the gas distribution, gas and oil transmission and wastewater markets • Grow Vectren’s energy services company by expanding the performance contracting geographic footprint, with a particular focus on the expanding federal market, while growing the sustainable infrastructure business (e.g., distributed generation) • Ramp up to full production at second Oaktown mine; continued cost improvements at Prosperity; and goal of nearing full production for all three coal mines (~7.5 million tons)

7 2014 YTD Review  Vectren consolidated first quarter earnings slightly behind plan due to weather impact at Infrastructure Services; still expect earnings to be on target for the year • Consolidated earnings for the first quarter were $51.2 million, or $0.62 per share, compared to $54.4 million, or $0.66 per share in 2013, excluding ProLiance results • Utility earnings were up vs. prior year and up modestly vs. plan, keeping the utility on track to meet earnings expectations for the year – Favorable comparison vs. prior year due to: colder than normal weather driving improved electric utility results; customer growth; and lower utility interest expense – Both gas and electric system reliability were strong and employee safety metrics were excellent despite the extreme winter weather • Nonutility results overall were down vs. prior year and vs. plan, but are still expected to meet earnings expectations for the year  Infrastructure Services Update • 2014’s first quarter plan was lower than 2013 actual results due to the major project (80-mile gas pipeline) in 2013’s first quarter • In addition, construction was adversely impacted by severe winter weather conditions in 1st quarter 2014 – Quarterly results for Infrastructure Services, especially in the first quarter each year, are heavily weather dependent; a loss is not abnormal – Though the 2014 construction season has now been shortened due to a rough winter, as long as typical weather conditions prevail for the rest of the year and crews are available, demand is strong enough to overcome the slow start to the year

8 2014 YTD Review – cont’d  Energy Services Update • On April 1st, announced completed acquisition of federal sector energy services unit of Chevron Energy Solutions • Also announced on April 1st - awarded a $45 million contract for the design and construction of energy efficiency and infrastructure improvements at a water reclamation facility in Winchester, VA • Based upon a growing funnel of potential work and including the acquisition, now expecting 2014 revenues of approx. $185 million and year-end backlog of approx. $125 million • Outlook continues to trend positively for federal sector work in both near and long term, including President Obama’s announced goal on May 9th of an additional $2 billion in energy efficiency upgrades to Federal buildings over the next 3 years, which doubles the initial $2 billion goal  Coal Mining Update • Coal Mining results for the quarter were much improved over 2013 and continue to reflect successful operations at the Oaktown mines and lower operating costs at Prosperity – With both of the lower-cost Oaktown mines now up and running and productivity at Prosperity continuing to improve, production for the quarter of 1.8 million tons has Coal Mining on pace to meet the expected 2014 production level of 7.3 million tons, which is approaching full production ▪ Lower average cost/ton of $44.92 in the 1st quarter compared to $49.00 in 1st quarter 2013 • Over 7.2 million tons already sold for 2014 (more than 95% of expected sales) – Expecting total sales of approx. 7.6 millions tons in 2014 at ~$44.00 per ton ▪ Includes 0.3 million tons that could not be delivered at end of 2013 that were sold in first quarter 2014 • 5.5 million tons sold (over 70% of full production of 7.5M) for 2015 at price of ~$45.50/ton

9 2014 EPS Guidance Consolidated: $2.15 to $2.35 per share Utility: $1.70 to $1.80 per share Nonutility: $0.45 to $0.55 per share 2014E 2013 Guidance Reported Midpoint EPS (1) Utility 1.75$ 1.72$ Nonutility 0.50 0.41 Corporate & Other - (0.01) Consolidated 2.25$ 2.12$ (1) Excludes ProLiance results

10 Historical Results and Future Expectations Anchored by Vectren’s Premier Utility Franchise…  Utility Earnings are Core to Vectren (~80%) and Key to Achieving Vectren’s Overall Goal of Consistent 4-5% Earnings Growth  Utility Group Expects Faster Gas Rate Base Growth, with Continuing Opportunity to Earn At or Near Overall Allowed Return via Recovery Mechanisms and Controlling Costs Overall Utility allowed ROE above 10% $1.53 $1.50 $1.68 $1.72 $1.75 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 2010 2011 2012 2013 2014E Utility Earnings Per Share Midpoint $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2013 2014E 2015E 2016E 2017E 2018E Utility Rate Base Gas Electric Utility Shared Assets ’13-’18E CAGR: 3.8% In millions ’10-’14E CAGR: 3.4% Rate base graph excludes ~$145 million of FERC electric transmission assets

11 …and Bolstered by Vectren Infrastructure Services…  Excellent Earnings Growth History for Infrastructure Services  Infrastructure Services’ Management Team is Managing Growth Well, Hiring and Retaining a Highly Skilled Workforce of Employees/Crews in the Field – a Key to Success $3.1 $14.9 $40.5 $49.0 $49.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2010 2011 2012 2013 2014E Infrastructure Services Net Income Midpoint In millions 1,700 2,600 3,200 3,400 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2010 2011 2012 2013 Total Employees at Peak ’12-’14E CAGR: 10.0%

12 …Achieving Consistent Earnings & Dividend Growth 54th consecutive year of increasing dividends paid Competitive yield of ~4%  Board Declared a 1.4% Increase in the Dec. 2, 2013, Quarterly Dividend to 36 Cents per Share 2014E payout ratio consistent with ~65% target $1.37 $1.39 $1.41 $1.43 83% 67% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% $1.29 $1.31 $1.33 $1.35 $1.37 $1.39 $1.41 $1.43 $1.45 $1.47 2010 2011 2012 2013 Pa yo u t R ati o $ P e r S h ar e Dividends Paid Per Share $ Per Share Payout Ratio * $1.65 $1.73 $1.94 $2.12 $2.25 $1.50 $1.75 $2.00 $2.25 $2.50 2010 2011 2012 2013* 2014E Vectren Earnings Per Share Midpoint  Vectren’s Record of Consistent Earnings Growth * Excluding ProLiance in 2013 – year of disposition of gas marketing assets ’10-’14E CAGR: 8.1% * Excluding ProLiance in 2013 – year of disposition of gas marketing assets

Vectren Well Positioned for Premium Valuation Consideration

VECTREN

- **Total shareholder return target of 8-10%**
  - Consolidated earnings growth rate target of 4-5%
  - 54-year history of attractive and growing dividend
  - ✓ ***Demonstrated ability to consistently achieve earnings growth***
- **Premier Utility franchise**
  - Operations in Indiana (gas/electric) and Ohio (gas) – constructive states for utility legislation/regulation
  - Earnings growth to be driven by timely recovered significant gas infrastructure investments
  - ✓ ***Demonstrated ability to consistently achieve earnings growth and earn allowed returns***
- **Nonutility investments focused on Infrastructure and Energy Services for future earnings growth, thus reducing volatility**
  - Infrastructure Services continues to deliver great results
  - ✓ ***Demonstrated action on strategy of reducing reliance on commodity-sensitive businesses***
- **Strong credit ratings of A- / A2 at S&P / Moody's**



Vectren's Core Earnings
Nonutility ~20%
Utility ~80%
Current
Next 3-5 Yrs
Gas: ~45%
Electric: ~55%
Gas: ~60%
Electric: ~40%
1.1 million Utility customers, Indiana and Ohio

13

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VECTREN

Utility – Service Territories & Rate Base



IN
OH

- Vectren Energy Delivery of Indiana – North (gas only)
- Vectren Energy Delivery of Indiana – South (gas & electric)
- Vectren Energy Delivery of Ohio (gas only)

$2.6 Billion of Rate Base in Rates

- **Gas Utilities' Rate Base: ~$1.2 billion***
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- **Electric Utility Rate Base: ~$1.3 billion***
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- **FERC Electric Transmission Rate Base: ~$0.1 billion***

** From last base rate cases*

- **Overall, the economy is performing well in our Indiana and Ohio service territories**
  - Unemployment rates of 5.9% & 6.1% in Indiana & Ohio, respectively, vs. 6.3% nationally

15

16 Utility – Constructive Recovery Mechanisms Electric IN-South IN-North Ohio IN-South Infrastructure Replacement Recovery Under SB 560   Recovery of Federal Mandates Under SB 251    Environmental CapEx Recovery Under SB 29  Infrastructure Replacement Recovery Under DRR*  Non-DRR CapEx Deferral Under HB 95  Straight Fixed Variable Rate Design  Decoupling or Lost Margin Recovery    Gas Cost and Fuel Cost Recovery     Normal Temperature Adjustment   Recovery of MISO Transmission Investments  Bad Debt Expense  Bad Debt Related to Gas Costs   Unaccounted for Gas    *DRR: Distribution Replacement Rider Gas  Utility Operations in Constructive States for Regulation and Legislation

17 Utility Regulatory Update  Recent Gas Utility Infrastructure Filings • Hearing before the Indiana Commission completed May 8th with respect to filing seeking recovery of capital investments for our gas utilities under Senate Bills 560 & 251; Order expected in Q3 2014 – Testimony filed by other parties to the proceeding is generally supportive of our 7-year infrastructure plan ($865 million from 2014-2020) and recovery mechanism; there were no questions of company witnesses during the hearing • In February, Ohio Commission approved a 5-year extension of existing distribution replacement rider mechanism to recover gas infrastructure investments totaling $187 million (2013-2017) – Also, the Commission recently approved our remaining 2013 cap ex budget of ~$27 million filed under House Bill 95, which allows for deferral of costs associated with utility cap ex budgets; similar filings expected annually  Recent Electric Utility Infrastructure Filing • Case-in-chief filed with Indiana Commission in March seeking approval under SB251/SB29 for $70- 90 million of EPA-mandated upgrades of existing emissions control equipment, including MATS spending – Hearings are scheduled to begin July 9th; Order expected in fourth quarter 2014 – Requesting authority to postpone cash recovery until 2020, which will mitigate near-term customer bill impacts, even though Indiana legislation provides for immediate cost recovery; expect to begin recording earnings upon issuance of Order

18 Utility - Planned Infrastructure Spend  Depreciation & amortization expense of $200-230 million per year expected through 2018 • Gas utilities: ~$95-120 million/yr.; Electric: ~$85-90 million/yr.; Utility shared: ~$20 million/yr.  Utility earnings growth driven by investments in gas system infrastructure $ in millions Actual 5-Yr Total Utility Cap Ex 2013 2014 2015 2016 2017 2018 2014-2018 Indiana 94$ 150$ 150$ 160$ 165$ 165$ 790$ Ohio 56 100 95 85 85 85 450 Gas Utilities 150$ 250$ 245$ 245$ 250$ 250$ 1,240$ Electric Utility 100 90 95 95 80 85 445 Utility Shared Assets & Other 26 25 25 15 15 20 100 Utility Consolidated 276$ 365$ 365$ 355$ 345$ 355$ 1,785$ Utility Cap Ex with Recovery/Deferral Mechanisms (included in table above) Indiana, Gas Utilities - SB251 81$ 81$ 79$ 87$ 78$ 406$ Indiana, Gas Utilities - SB560 40 39 47 47 52 225 Ohio - Distribution Replacement Rider (DRR) 39 38 38 38 38 191 Ohio - HB95 61 57 47 47 47 259 Indiana, Electric Util. - SB251 Deferred (Enviro.) 17 40 10 - - 67 Subtotal 238$ 255$ 221$ 219$ 215$ 1,148$ Subtotal as a % of Utility Consolidated 65% 70% 62% 63% 61% 64% Forecast  Annual Utility EPS growth target remains 3%

Infrastructure Services – Miller Pipeline & Minnesota Limited

Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions



In millions
Infrastructure Services Net Income
$60.0
$40.0
$20.0
$-
$3.1
$14.9
$40.5
$49.0
2010
2011*
2012
2013

* Acquired Minnesota Limited on 3/31/11



Station Fabrication and Pipeline Construction – Berthold, ND

- Gross revenues have climbed from $236 million in 2010 to $784 million in 2013
- Total employees (at peak) have grown from approx. 1,700 in 2010 to 3,400 in 2013

Distribution Business

- Provides underground pipeline construction and repair services for natural gas, water and wastewater companies
- Major customers are regional utilities, such as Vectren, NiSource, UGI, LG&E, Alagasco, and Citizens

Transmission Business

- Provides underground pipeline construction and repair services for natural gas and petroleum transmission companies
- Major customers include Alliance, Hess, Enbridge, CenterPoint, NiSource and Koch

19

20 Infrastructure Services Outlook  Outlook on pipeline construction demand provides opportunity to match 2013’s record earnings level • Expect smaller projects throughout the year to replace earnings from 80-mile pipeline project, of which a majority was completed in the first half of 2013 • Estimated backlog of approximately $585 million as of 3/31/14, compared to $535 million as of 12/31/13 and $445 million as of 3/31/13 – Demand for maintenance and replacement work remains strong as utilities continue to announce sizeable pipeline replacement programs – Continuing high level of demand for gas and oil transmission pipeline integrity work – New shale-related pipeline construction work continues as well  Key growth drivers: Able to take advantage of increased demand as a result of strong customer relationships & customer service; safe, high-quality construction work; and a proven ability to manage growth through attracting and retaining highly-skilled employees • Tenure of our management team, in the field and the office, is a key competitive advantage − Team understands controlled growth, both organic and through acquisitions – investing in equipment, selectively adding the right people & treating them well in order to retain/expand a skilled work force  Strong demand expected to continue for many years for both transmission & distribution businesses • Repair & replacement due to aging natural gas and oil pipelines • New pipeline construction driven by the development of natural gas and oil found in shale formations

21 Energy Services - Energy Systems Group (ESG) Performance Contracting Designs and constructs facility improvements that pay for themselves from energy savings and operational improvements • Assist customers with arranging financing (ESG does not provide financing) Major customers: municipals, universities, schools, and hospitals (MUSH market) and federal agencies Targeting federal projects – government expected to rely on firms such as ESG to meet energy efficiency & renewable energy standards • Recent acquisition of Chevron’s federal unit significantly increases ability to compete in federal sector Sustainable Infrastructure ESG one of few energy services companies with experience developing, designing, constructing & operating large, sustainable infrastructure projects • Examples include distributed generation and combined heat & power projects Designs, constructs, and often operates renewable energy projects, including: • Landfill gas – Three completed for customers last few yrs. • Anaerobic digesters – Three company-owned projects completed ESG Operations Profile ~270 employees at 5/19/14 • ~40 sales professionals  Licensed to do business in 46 states and in Puerto Rico and US Virgin Islands Strategy: Continue to grow performance contracting & sustainable infrastructure segments through recent sales force expansion and expanding geographic footprint Installation of Chiller at Orlando (FL) Sanford International Airport

22 Energy Services Outlook  Expect 2014 to be a transition year with integration of Chevron Energy Services federal market business acquisition and without availability of 179D tax credits • Expecting to achieve strong, yet lower, gross margins in 2014 & beyond of roughly 20% on average – Margin % expected to decrease due to some larger, sustainable infrastructure projects • Continued improvement in Q1 2014 securing new contracts in “MUSH” market; however, longer process to secure contracts is new reality • No benefit from 179D tax credits assumed in 2014 results vs. ~$7 million net income impact in 2013 • Limited earnings contribution from Chevron acquisition in year one due to startup costs and the time required to convert awarded projects into contracted backlog and ultimately into revenue  Committed to growing the business – including the federal and sustainable infrastructure markets • Energy Systems Group is one of the few energy services companies with experience developing, designing, constructing and operating large, sustainable infrastructure projects (e.g., distributed gen.) • In addition to core “MUSH” market, federal government expected to rely on firms such as ESG to meet energy efficiency & renewable energy standards in its facilities – Diminished governmental funds to complete capital projects that would achieve such standards will drive utilization of firms like ESG since the company has expertise in securing project financing • Customers’ HVAC, lighting, etc., replacement needs increase with passage of time • Projected increases in power prices expected to drive many energy efficiency projects  Earnings for Energy Services expected to rebound starting in 2015 as new sales professionals deliver bottom line impact (projects in construction) as 18-24 month lead time passes and as benefits from the acquisition begin to be realized

23 Coal Mining – Vectren Fuels  Midwest sales now complemented by additional sales made in Southeast and Northeast  Easy access to CSX rail and barge for deliveries and trucking for local sales  Oaktown 2 mine opened April 2013, is meeting expectations  Customers include Vectren, Indianapolis Power & Light, NIPSCO, Hoosier, and Jacksonville Electric Authority  Contract miners employ over 850 as of 12/31/13  Unamortized plant balance as of 12/31/13 of $212 million for Oaktown, $80 million for Prosperity Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren’s electric utility and other third parties. Long-term demand expected to be strong as scrubbers are installed, Appalachian production declines, and natural gas prices remain above $3.00 Select Mine Data Oaktown 1 Oaktown 2 Prosperity Tons Mined (in millions) 2013 3.4 1.0 1.8 2012 2.7 - 2.1 2011 2.7 - 2.5 2010 1.0 - 2.7 Full Annual Production (tons) ~3.5 million ~2 million ~2 million Coal Reserves (tons) ~57 million ~38 million ~27 million Average Heat Content (BTU/lb.) 11,100 11,300 11,300 Average Sulfur Content (lbs./ton) 5.6 4.8 4.0 Box Cuts at Oaktown Mines 1 & 2 Continuous Miner at Prosperity Mine

Appendix

25 Consolidated First Quarter Results $ in millions, except per share amounts 2014 2013 Utility Group 61.3$ 55.1$ Nonutility Group Infrastructure Services (5.3) 6.9 Energy Services (3.0) (1.4) Coal Mining (1.1) (6.0) Other Businesses (0.3) (0.3) Nonutility Group (1) (9.7) (0.8) Corporate and Other (0.4) 0.1 Earnings (1) 51.2$ 54.4$ Earnings Per Share Utility Group 0.74$ 0.67$ Nonutility Group (1) (0.12) (0.01) Corporate and Other - - EPS (1) 0.62$ 0.66$ Avg Shares Outstanding - Basic 82.4 82.2 (1) Excludes ProLiance in 2013 - year of disposition. ProLiance results in 2013 were: Net Loss (4.6)$ EPS (0.05)$ Ended Mar 31 3 Months Appendix

26 Utility – Background on Planned Infrastructure Investments  Background • The Pipeline Safety Acts (PSA) of 2002 and 2006 established Transmission Integrity Management Program (TIMP) requirements and Distribution Integrity Management Program (DIMP) requirements – Includes assessment of transmission lines within high consequence areas, for example • Vectren’s current gas infrastructure investment plans are designed to address requirements specified under the PSA’s of 2002 and 2006, which will also allow us to meet the anticipated requirements for these assets under the most recent PSA of 2011  Vectren’s Gas Infrastructure Replacement Plans • Transmission Pipeline Infrastructure Replacement - investments to include hydrostatic testing, in-line inspection modifications (‘smart pigging’), installation of remotely-controlled valves, etc. • Distribution Pipeline Infrastructure Replacement - projects include inside meter move outs, obsolete equipment replacements, vintage and odd pipe replacements, etc.  Vectren’s Bare Steel/Cast Iron Acceleration Plans • Currently replacing ~85 miles annually; filings reflect acceleration to ~135 miles annually  Future • PHMSA has not yet finalized additional requirements specified in the PSA of 2011; Vectren’s infrastructure investment plans will be updated once those requirements are known Appendix

Appendix

VECTREN

Utility – Electric Generation Profile

Generation Portfolio - Profile

- 5 Coal-fired base units – 1,000 MW
  - 100% scrubbed for SO2
  - 90% controlled for NOx
  - Substantial removal of mercury and particulate matter
- 6 Gas-fired peak-use turbines – 295 MW
- Renewable energy ~ 5%
  - Landfill gas generation facility - 3MW
  - Wind energy – up to 80 MW via ~20-year purchased power contracts
- Meeting reserve requirements – no new generation expected in near term

Environmental

- Over $410 million invested during last decade in emissions control equipment
  - Was tracked via Indiana Senate Bill 29 (return on/of CWIP investment)
- Well positioned to comply with EPA rules with no plant retirements
  - Per filing made in January, expect to spend $70-90 million related to EPA mandates, including MATS, and expect recovery under Indiana SB 251/SB 29
- Voluntary clean energy standard in Indiana of 10% by 2025
  - Includes energy efficiency

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29 Nonutility Metrics – Infrastructure Services $ in millions 2014 2013 Gross Revenue 123.0$ 171.8$ Gross Margin as % of Gross Revenue 7% 15% Depreciation and Amortization 8.6$ 6.2$ EBITDA (1) 3.2$ 20.5$ Net Income (1) (5.3)$ 6.9$ Ending Backlog 585$ 445$ Footnote: 1) After allocations 3 Months Ended Mar 31 Appendix

30 Infrastructure Services – Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid, or fixed price, contracts. Blanket contracts are ones which a customer is not contractually committed to specific volumes of services, but where we have been chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid, or fixed price, contracts (bid) are ones which a customer has contractually committed to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • Backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket contracts, estimated backlog as of 3/31/2014 is $425 million. This estimate is based upon 80% of a rolling 12-month calculation of gross revenues. An 80% multiplier was used to factor in such unknowns as weather and potential budgetary restrictions of customers. • For bid contracts, estimated backlog as of 3/31/2014 is $160 million. This represents the value remaining on contracts awarded, but not yet completed as of 3/31/2014. • Total estimated backlog as of 3/31/2014: $585 million, compared to $535 million at 12/31/13 and $445 million at 3/31/2013 Appendix

31 Infrastructure Services – Partial List of Customers  Long-term customer relationships are key • Relationship with top 10 distribution customers averages ~25 years  Reputation for high quality construction work and customer service • First customer is still a very large customer (~60 years)  Shared culture of commitment to safety with our customers  Building on our history and reputation, added several significant new customers over the past few years Appendix

32 Infrastructure Services – Footprint  Operates in ~25 states, primarily in Upper Midwest, Midwest, Mid-Atlantic and South  Approximately 3,400 employees at peak in 2013  Nearly $180 million of consolidated net property and equipment as of 12/31/2013 Appendix

33 Nonutility Metrics – Energy Services 2014E (2) $ in millions Midpoint 2014 2013 Revenue 185.0$ 17.5$ 20.5$ Gross Margin as % of Revenue 21% 24% 26% EBITDA (1) 1.5$ (3.8)$ (2.6)$ Net Income (1) (3.0)$ (3.0)$ (1.4)$ Ending Backlog 125$ 107$ 71$ New Contracts 225$ 51$ 14$ Footnotes: 1) After allocations 2) Updated 2014E metrics reflect expected results including April 1st acquisition of federal sector energy services unit of Chevron Energy Solutions Ended Mar 31 3 Months Appendix

34 ESG Acquisition in Federal Market Sector  On April 1, 2014, Energy Systems Group (ESG) acquired the federal sector energy services unit of Chevron Energy Solutions (CES) from Chevron USA • Base purchase price of ~$24 million, with potential for additional payments tied to specific contract transfers and new order targets in 2014 and 2015 – Acquired unit of CES has a strong sales funnel; if $200 million or more of new construction/engineering contracts are signed through 2015, total purchase price maximum of $49 million will be reached – Acquisition includes ongoing O&M agreements that provide approx. $2.5 million of annual margin • Both ESG’s existing federal sector team and the acquired unit have robust sales funnels – Joining ESG’s existing federal team is the CES team of nearly 70 professionals who bring extensive experience in delivering innovative, high quality solutions to federal energy projects that are often large and complex • Vectren’s 2014 earnings guidance initiated in February contemplated this transaction – Limited earnings contribution in year one due to startup costs and the time required to convert awarded projects into contracted backlog and ultimately into revenue – However, given the expected additional federal opportunities associated with this acquisition and continued improvements in our existing business lines, Energy Services is expected to return to profitability in 2015  Strategic Rationale • Acquisition significantly increases ESG’s capabilities to effectively compete in the federal sector – Complements ESG’s expertise in developing and implementing federal energy projects with its 13 utility partners under Utility Energy Services Contracts (UESC); Includes recent addition of utility partner – Federal sector is poised for significant growth due to the federal government’s strong emphasis on energy efficiency, renewable energy and energy security • Acquisition includes several Indefinite Delivery / Indefinite Quantity (IDIQ) contracts with federal government entities, including Energy Savings Performance Contracts (ESPC) with the U.S. Department of Energy and the U.S. Army Corps of Engineers, that will enable ESG to develop and implement energy projects at U.S. government facilities across the country Appendix

35 Nonutility Metrics – Coal Mining $ in millions, except per ton 2014 2013 Revenue 81.5$ 63.1$ Cost of Sales 80.4$ 70.3$ DD&A 15.0$ 11.4$ EBITDA (1) 14.6$ 2.9$ Net Income (1) (1.1)$ (6.0)$ Tons Produced (millions) 1.8 1.3 Tons Sold (millions) 1.7 1.4 Avg Realized Price/Ton (w/o freight) 45.56$ 43.71$ Cost of Sales/Ton (2) 44.92$ 49.00$ Cash Cost of Sales/Ton (3) 36.04$ 40.57$ Footnote: 1) After allocations 2) Cost of Sales: Includes all cost of sales less freight 3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs Ended Mar 31 3 Months Appendix

36 Coal Mining – Outlook for Illinois Basin (IB) Coal in 2014 and Beyond  Drivers of Expected Improvements • Scrubbers are being installed in larger, more efficient plants, increasing demand for IB coal compared to other coal basins and helping it compete against low natural gas prices. • Natural gas prices forecasted to remain above $3 level reducing likelihood of coal to gas switching in Midwest • Prices expected to firm up and increase as supply and demand become more balanced • Vectren’s Coal Mining group is acting on changing market dynamics - IB coal is displacing coal from other regions, particularly Central Appalachia Midwest 93% Northeast 1% Export 6% 2010 Vectren Coal Sales by Region [% of Volume] Midwest 62% Southeast 29% Northeast 9% 2013 Vectren Coal Sales by Region [% of Volume] Appendix

37 2013 Non-GAAP Measures The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income to those results excluding ProLiance losses. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Note: In June 2013, ProLiance exited the gas marketing business through the disposition of certain of the net assets of its energy marketing subsidiary, ProLiance Energy, LLC. The Company is an equity method investor in ProLiance. Three Months Ended Mar. 31, 2013 Twelve Months Ended Dec. 31, 2013 GAAP Measure Add back ProLiance Losses Non-GAAP Measure Consolidated Net Inco e 49.8$ 4.6 54.4$ Basic EPS 0.61$ 0.05 0.66$ Nonutility Group Net Income (Loss) (5.4)$ 4.6 (0.8)$ (In Millions, except EPS)Appendix

38 Use of Non-GAAP Performance Measures and Per Share Measures Results Excluding ProLiance Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income, excluding ProLiance results, to evaluate its results. Management believes analyzing underlying and ongoing business trends is aided by the removal of the ProLiance results and the rationale for using such non-GAAP measures is that, through the disposition by ProLiance of certain ProLiance Energy assets, the Company has now exited the gas marketing business. A material limitation associated with the use of these measures is that the measures that exclude ProLiance results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding ProLiance results, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout this discussion and analysis. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix